UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 8, 2012

PETROQUEST ENERGY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	72-1440714
(State of Incorporation)	(I.R.S. Employer Identification No.)

400 E. Kaliste Saloom Rd., Suite 6000 Lafayette, Louisiana	70508
(Address of Principal Executive Offices)	(Zip Code)

Commission File Number: 001-32681

Registrant’s telephone number, including area code: (337) 232-7028

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2012, PetroQuest Energy, Inc. (the “Company”) appointed Tracy Price, age 53, to the position of Executive Vice President – Land. Mr. Price served as the Managing Director – Oil and Gas Division for Natural Resources Partners LLC from 2011 until joining us. Prior to his tenure at Natural Resources Partners, he served as the Senior Vice President—Land/Business Development for Crimson Exploration Inc. from 2005 until 2011. From 2001 until 2005, Mr. Price served as Senior Vice President—Land and Business Development for The Houston Exploration Company. From 1990 to 2001, he served as Manager of Land and Business Development for Newfield Exploration Company. From 1986 to 1990, Mr. Price was Land Manager for Apache Corporation. Prior to Apache, Mr. Price served in similar land management capacities at Challenger Minerals Inc. and Phillips Petroleum Company. Mr. Price received a Bachelor of Business Administration degree in Petroleum Land Management from the University of Texas in 1981.

In connection with his appointment, the Company entered into an employment agreement with Mr. Price providing for an annual base salary of $345,000. The Company’s Board of Directors (or a committee thereof), in its discretion, may increase the base salary based on relevant circumstances and, for each fiscal year, award an annual bonus (either pursuant to a bonus or incentive plan or program of the Company or otherwise). During the term of the agreement, Mr. Price is eligible to participate in all incentive, savings and retirement plans (including 401(k) plans), programs and welfare plans currently maintained or established by the Company for the benefit of its executive officers or employees. In addition, the Company is required to provide Mr. Price with life insurance on mutually agreeable terms.

The employment agreement has a term of three years with automatic one-year renewals thereafter unless terminated. The agreement may be terminated by Mr. Price voluntarily, by the Company with or without “cause” or by the death or “disability” of Mr. Price. The agreement prohibits Mr. Price from engaging in various activities outside his employment with the Company without its approval and prohibits the disclosure of confidential information. In addition, the agreement contains a non-competition agreement and non-solicitation restrictions prohibiting Mr. Price from competing with the Company or soliciting its employees, customers or acquisition prospects during his employment and for one year after termination of the agreement for cause or by him for any reason, subject to certain exceptions. The foregoing description of the agreement is not complete and is qualified by reference to the complete document, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The Company also entered into a termination agreement with Mr. Price providing for the payment of severance benefits upon a “change in control” and subsequent termination of his employment within two years after such “change in control” by the Company other than for “cause” or by him for “good reason.” The agreement has a term of three years after January 1 of the year following the year of execution with automatic one-year renewals unless, not later than September 30 of the preceding year, the Company gives notice of its intent not to extend the agreement. Even if the Company timely gives notice, the agreement will automatically be extended for 24 months beyond its term if a “change in control” occurred during the term of the agreement. Mr. Price is not entitled to any benefits under the agreement if his employment terminates due to his retirement at age 65, his “total and permanent disability” or his death. The Company is required to reimburse Mr. Price for all fees and expenses incurred by him in disputing any notice of termination under the agreement, in seeking to enforce the agreement or in connection with any tax audit or proceeding relating to the application of excise taxes to any payment or benefit under the agreement. The foregoing description of the agreement is not complete and is qualified by reference to the complete document, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

In connection with his appointment, the Company awarded Mr. Price 68,869 shares of restricted common stock and an incentive stock option to purchase 43,487 shares of common stock at an exercise price of $5.26 per share, the fair market value of one share of common stock on the date of grant. Transfer restrictions on the shares of restricted common stock lapse over three years in one-third increments on each anniversary date of July 15, 2012. The incentive stock option has a term of ten years and vests ratably on the first, second and third anniversaries of the grant date so that the options are fully vested after three years. The grants were made pursuant to the Company’s 1998 Incentive Plan, as amended and restated effective May 14, 2008 (the “Incentive Plan”), a restricted stock agreement and an incentive stock option agreement. The foregoing descriptions of the restricted stock agreement and the incentive stock option agreement are not complete and are qualified by reference to the complete documents, which is attached hereto as Exhibits 10.3 and 10.4 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 9, 2012, the Company issued a press announcing the appointment of Mr. Price. This press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1.	Executive Employment Agreement dated May 8, 2012 between PetroQuest Energy, Inc. and Tracy Price.

10.2	Termination Agreement dated May 8, 2012 between PetroQuest Energy, Inc. and Tracy Price.

10.3	Form of Restricted Stock Agreement for executive officers (including Tracy Price) under the Incentive Plan (incorporated herein by reference to Exhibit 10.4 to Form 10-K filed February 27, 2009).

10.4	Form of Incentive Stock Option Agreement for executive officers (including Tracy Price) under the Incentive Plan (incorporated herein by reference to Exhibit 10.2 to Form 10-K filed February 27, 2009).

99.1	Press Release dated May 9, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PETROQUEST ENERGY, INC.

Date: May 9, 2012	By:	/s/ Daniel G. Fournerat
Daniel G. Fournerat
Executive Vice President, General Counsel, Chief Administrative Officer and Secretary

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